SUB-ITEM 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or bylaws:

(a.1.)	Articles of Amendment dated February 19,
2016, which changed the name of Hartford
SmallCap Growth HLS Fund to Hartford Small
Cap Growth HLS Fund, was previously filed with the SEC as exhibit a.(viii) to Post-
Effective Amendment No. 72 to the
Registrant's Registration Statement on
Form N-1A filed with the SEC on April 5,
2016 (SEC Accession No. 0001571049-16-
013670) and incorporated herein by reference.

(e) Copies of any new or amended Registrant investment advisory contracts

Investment Management Agreement between Hartford Funds
Management Company, LLC and each of Hartford Series
Fund, Inc. and Hartford HLS Series Fund II, Inc.

INVESTMENT MANAGEMENT AGREEMENT
       This Agreement is made by and between Hartford
Funds Management Company, LLC, a Delaware limited
liability company (the "Adviser"), and each of Hartford
Series Fund, Inc. and Hartford HLS Series Fund II, Inc., each a corporation organized under the laws of the State of
Maryland (each a "Company"), on its own behalf and on
behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a "Portfolio" and, collectively, the "Portfolios").
       WHEREAS, the Adviser has agreed to furnish
investment advisory, management and administrative services
to each Company, an open-end management investment
company registered under the Investment Company Act of
1940, as amended (the "1940 Act") and each Portfolio; and
       WHEREAS, each Company and the Adviser wish to
enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for each Company and each
Portfolio, and the terms and conditions under which such services will be performed; and
       WHEREAS, this Agreement has been approved in
accordance with the provisions of the 1940 Act, and the
Adviser is willing to furnish such services upon the terms and conditions herein set forth.
       NOW, THEREFORE, in consideration of the
promises and the mutual agreements herein contained, the parties hereto agree as follows:
       1.	General Provision
       Each Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to each Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities.

       	2.	Investment Management Services

       In its capacity as investment manager to each
Portfolio, Adviser shall have the following duties:
(a)	Subject to the direction and control by
each Company's Board of Directors, the
Adviser shall, or shall cause an affiliate to,
regularly provide each Portfolio with
investment research, advice and
supervision and will furnish continuously
an investment program for each Portfolio
consistent with the investment objectives
and policies of the Portfolio, including but
not limited to:
1.	Providing and, as
necessary, re-evaluating and
updating the investment
objectives and parameters, asset
classes, and risk profiles of the
Portfolios;
2.	Determining, from time to
time and subject to the provisions
of Section 4 hereof, what
securities and other financial
instruments shall be purchased
for each Portfolio, what
securities or other financial
instruments shall be held or sold
by each Portfolio, and what
portion of each Portfolio's assets
shall be held uninvested, subject
always to the provisions of the
Company's Articles of
Restatement and Amended and
Restated By-Laws and of the
1940 Act, and to the investment
objectives, policies and
restrictions of each Portfolio,
each as shall be from time to
time in effect, and subject,
further, to such policies and
restrictions as the Company's
Board of Directors may from
time to time establish.
3.	Monitoring the Portfolios'
performance and examining and
recommending ways to improve
the performance of the
Portfolios, including by
scrutinizing security selection,
style focus, sector concentration,
market cap preference, and
prevailing market conditions;
4.	Monitoring subadvisers to
confirm their compliance with
the Portfolios' investment
strategies and policies, for any
changes that may impact the
Portfolios or the subadvisers'
operations or overall business
continuity, for their adherence to
legal and compliance procedures,
for any litigation enforcement or
regulatory matters relating to the
subadvisers, and with respect to
the subadvisers' brokerage
practices and trading quality;
5.	Conducting periodic on-
site due diligence meetings as
well as other meetings with
subadvisers;
6.	Researching, selecting,
and making recommendations to
replace subadvisers or portfolio
managers, and assisting in
managing the transition process
when subadvisers or portfolio
managers are appointed,
terminated, or replaced.
(b)	The Adviser shall provide, or shall cause an
affiliate to provide, such economic and
statistical data relating to each Portfolio and
such information concerning important
economic, political and other developments
as the Adviser shall deem appropriate or as
shall be requested by each Company's
Board of Directors.
(c)	The Adviser shall advise and assist the
officers of each Company in taking such
steps as are necessary or appropriate to
carry out the decisions of the Company's
Board of Directors and the appropriate
committees of the Board regarding the
conduct of the business of the Company
insofar as it relates to the Portfolios.
	3.	Administrative and Management Services
(a)	In addition to the performance of
investment advisory services and subject to
the supervision of each Company's Board
of Directors, the Adviser shall regularly
provide, or shall cause an affiliate to
provide, such administrative and
management services as may from time to
time be requested by the Company or
Portfolios as necessary for the operation of
the Portfolios including, but not limited to:
1.	assisting in the supervision
of all aspects of the Company's
operation, including the
supervision and coordination of
all matters relating to the
functions of the custodian,
transfer agent or other shareholder
servicing agents (if any),
accountants, attorneys and other
parties performing services or
operational functions for the
Company, including serving as
the liaison between such service
providers and the Company's
Board of Directors;
2.	drafting and negotiating all
aspects of agreements and
amendments with the custodian,
transfer agent or other shareholder
servicing agents (if any) for the
Company;
3.	providing the Company
with the services of persons, who
may be the Adviser's officers or
employees, competent to serve as
officers of the Company and to
perform such administrative and
clerical functions as are
necessary in order to provide
effective administration for the
Company, including the
preparation and maintenance of
required reports, books and
records of the Company;
4.	providing the Company
with adequate office space,
facilities, equipment, personnel
and related services for the
effective administration of the
affairs of the Company as
contemplated in this Agreement;
5.	preparation and
production of meeting materials
for the Company's Board of
Directors, as well as such other
materials as the Board of
Directors may from time to time
reasonably request, including in
connection with the Board's
annual review of the Portfolios'
investment management
agreement, the subadvisory
agreements, and related
agreements;
6.	coordinating and
overseeing the preparation and
filing with the U.S. Securities
and Exchange Commission
("SEC") of registration
statements, notices, shareholder
reports, proxy statements and
other material for the Portfolios
required to be filed under
applicable law;
7.	developing and
implementing compliance
programs for the Portfolios,
developing and implementing
procedures for monitoring
compliance with the Portfolios'
investment objectives, policies
and guidelines and with
applicable regulatory
requirements; and preparing
reports to the Board concerning
compliance matters;
8.	providing day-to-day legal
and regulatory support for the
Portfolios in connection with the
administration of the affairs of
the Company, including but not
limited to providing advice on
legal, compliance, regulatory and
operational issues, advice
relating to litigation involving the
Portfolios and/or its directors or
officers, and procuring legal
services for the Portfolios and
supervising the work of outside
legal counsel;
9.	assisting the Portfolios in
the handling of regulatory
examinations and working with
the Portfolios' legal counsel in
response to non-routine
regulatory matters;
10.	making reports to the
Board of the Adviser's
performance of  its obligations
hereunder and furnish advice and
recommendations with respect to
such other aspects of the business
and affairs of the Portfolio as the
Adviser shall determine to be
desirable;

11.	preparing Board materials
and Board reports generally and
provide such other information or
assistance to the Board as may be
necessary from time to time;

12.	maintaining and preserving
or overseeing the maintenance
and preservation of, as applicable,
the records specified in the
Portfolio agreements not
maintained by other Portfolio
service providers and any other
records related to the Portfolios'
transactions as are required under
any applicable state or federal
securities;

13.	preparing such information
and reports as may be required by
any banks from which a Portfolio
borrows funds;

14.	performing due diligence
on third-party service providers
and negotiating service
agreements with those third-
parties; and
15.	providing such other
services as the parties hereto may
agree upon from time to time for
the efficient operation of the
Company and Portfolios.
4.	Sub-Advisers and Sub-Contractors
       The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of each Company, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of each Company's Board of Directors, the Adviser will monitor, supervise and oversee each sub-adviser's management of the Portfolios' investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in each Company's registration statement with the SEC, and review and report to the Board of Directors periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.

5.	Brokerage Transactions
       In connection with the purchases or sales of
portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The
Adviser, a sub-adviser engaged by the Adviser, or the agent
of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio's account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute
brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser's or sub-adviser's services to other clients. Subject to and in accordance with any directions that each Company's Board of Directors may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed
in terms of either that particular transaction or the Adviser's or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser's services to a Portfolio pursuant to this Investment Management
Agreement are not deemed to be exclusive and it is
understood that the Adviser may render investment advice, management and other services to others.
6.	Allocation of Charges and Expenses
       The Adviser will pay all costs incurred by the
Adviser in connection with the performance of its duties under
Section 2 of this Investment Management Agreement. The
Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to each Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of each Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of each Company; (x) all other expenses incidental to holding meetings of each Company's
shareholders; and (xi) such extraordinary non-recurring
expenses as may arise, including litigation affecting each Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of each Company shall not receive any compensation from the
Company for their services, with the exception of the chief compliance officer of the Company, who may be compensated by the Company for services provided to the Company.
7.	Compensation of the Adviser
       For all services to be rendered, each Portfolio shall
pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee
accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time:
       The Adviser, or an affiliate of the Adviser, may
agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time
except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
       If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The "daily net asset value" of a Portfolio shall be determined on the basis set forth in the Portfolio's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
       8.	Liability of the Adviser
(a)	The Adviser shall not be liable for
any loss or losses sustained by reason of
any investment including the purchase,
holding or sale of any security, or with
respect to the administration of each
Company, as long as the Adviser shall have
acted in good faith and with due care;
provided, however, that no provision in this
Agreement shall be deemed to protect the
Adviser against any liability to the
Company or its shareholders by reason of
its willful misfeasance, bad faith or gross
negligence in the performance of its duties
or by reason of its reckless disregard of its
obligations and duties under this
Agreement.
(b)	The rights of exculpation and
indemnification are not to be construed so
as to provide for exculpation or
indemnification provided under 8(a) of
any person for any liability (including
liability under U.S. federal securities laws
that, under certain circumstances, impose
liability even on persons that act in good
faith) to the extent (but only to the extent)
that exculpation or indemnification would
be in violation of applicable law, but will
be construed so as to effectuate the
applicable provisions of this section to the
maximum extent permitted by applicable
law.
	9.	Duration of Agreement
(a)	This Agreement shall be effective
with respect to a Portfolio as of the date
indicated on Schedule A, and shall
continue through the period ending two
years from such date.  This Agreement,
unless sooner terminated in accordance
with 9(b) below, shall continue in effect
from year to year thereafter provided that
its continuance is specifically approved at
least annually (1) by a vote of a majority
of the members of the Board of Directors
of the Company or by a vote of a majority
of the outstanding voting securities of the
Portfolio, and (2) in either event, by the
vote of a majority of the members of the
Company's Board of Directors who are
not parties to this Agreement or interested
persons of any such party, cast in person at
a meeting called for the purpose of voting
on this Agreement.
(b)	This Agreement (1) may be
terminated at any time without the
payment of any penalty either by a vote of
a majority of the members of the Board of
Directors of the applicable Company or by
a vote of a majority of the Portfolio's
outstanding voting securities, on sixty
days' prior written notice to the Adviser;
(2) shall immediately terminate in the
event of its assignment and (3) may be
terminated by the Adviser on sixty days'
prior written notice to the Portfolio, but
such termination will not be effective until
the Portfolio shall have contracted with
one or more persons to serve as a
successor investment adviser for the
Portfolio and such person(s) shall have
assumed such position.
(c)	As used in this Agreement, the
terms "assignment", "interested person"
and "vote of majority of the Company's
outstanding voting securities" shall have
the meanings set forth for such terms in
the 1940 Act, as amended.
(d)	Any notice under this Agreement
shall be given in writing, addressed and
delivered, or mailed postpaid, to the other
party to this Agreement to whom such
notice is to be given at such party's current
address.
10.	Other Activities
        Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.
11.	Additional Series
        The amendment of Schedule A to this Agreement
for the sole purpose of adding one or more Portfolios shall
not be deemed an amendment of this Agreement or an
amendment affecting an already existing Portfolio and
requiring the approval of shareholders of that Portfolio.
12.	Invalid Provisions
        If any provision of this Agreement shall be held or
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.	Governing Law
        To the extent that federal securities laws do not
apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New
York.  To the extent that the applicable laws of the State of
New York conflict with the applicable provisions of the 1940
Act, the latter shall control.
14.	Amendments
      No provision of this Agreement may be changed,
waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be
effective until approved in a manner consistent with the 1940
Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument
signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this
Agreement or "interested persons" of any party to this
Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of each Company, or by the vote of a
majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this
Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be
deemed an amendment of this Agreement.
15.	Entire Agreement
        This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.
[The remainder of this page left intentionally blank.]



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 14th day of March 2016.

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Schedule A
List of Portfolios
HARTFORD SERIES FUND, INC.
ON BEHALF OF:

Hartford
Balanced HLS
Fund
Hartford
Capital
Appreciation
HLS Fund1
Hartford
Disciplined
Equity HLS
Fund1
Hartford
Dividend and
Growth HLS
Fund1
Hartford
Global Growth
HLS Fund1
Hartford
Healthcare
HLS Fund1
Hartford High
Yield HLS
Fund1
Hartford
International
Opportunities
HLS Fund1
Hartford
MidCap HLS
Fund
Hartford
MidCap Value
HLS Fund1
Hartford Small
Company HLS
Fund1
Hartford Stock
HLS Fund1
Hartford Total
Return Bond
HLS Fund1
Hartford
Ultrashort
Bond HLS
Fund1
Hartford Value
HLS Fund1

HARTFORD HLS SERIES FUND II, INC.
ON BEHALF OF:

Hartford Growth
Opportunities
HLS Fund1
Hartford Small
Cap Growth
HLS Fund2
Hartford
Small/Mid Cap
Equity HLS
Fund1
Hartford U.S.
Government
Securities HLS
Fund1

Last updated: April 19, 2016


Schedule B

Fees

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable
Portfolio:

HARTFORD SERIES FUND, INC.
Hartford Balanced HLS Fund1

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Hartford Capital Appreciation HLS Fund1, Hartford Dividend and
Growth HLS Fund1, Hartford International Opportunities HLS
Fund1 and Hartford Value HLS Fund1

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g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
7
5
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
2
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
6
7
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0
..
6
2
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0
..
6
2
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
6
1
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
6
1
0
0
%

Hartford Disciplined Equity HLS Fund1, Hartford Global Growth
HLS Fund1 and Hartford MidCap HLS Fund2

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
7
5
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
2
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
6
7
5
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n
0
..
6
2
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
6
2
2
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
6
2
0
0
%

Hartford Healthcare HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
8
5
0
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
8
0
0
0
%
N
e
x
t

$
4
..
5

b
i
l
l
i
o
n
0
..
7
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
7
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
7
4
5
0
%

Hartford High Yield HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0
..
7
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
6
7
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0
..
6
2
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0
..
6
1
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
6
0
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
5
9
5
0
%

Hartford MidCap Value HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0
..
8
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
7
2
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0
..
6
7
5
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0
..
6
7
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
6
6
5
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
6
6
0
0
%

Hartford Ultrashort Bond HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5

b
i
l
l
i
o
n
0
..
4
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
3
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
3
7
0
0
%

Hartford Small Company HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
7
5
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
7
2
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
6
7
5
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
6
0
0
0
%
N
e
x
t

$
3
..
5

b
i
l
l
i
o
n
0
..
5
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
5
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
5
2
0
0
%

Hartford Stock HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
5
2
5
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
5
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
4
7
5
0
%
N
e
x
t

$
4

b
i
l
l
i
o
n
0
..
4
5
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
4
4
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
4
4
5
0
%

Hartford Total Return Bond HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
2
5
0

m
i
l
l
i
o
n
0
..
5
2
5
0
%
N
e
x
t

$
2
5
0

m
i
l
l
i
o
n
0
..
5
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
4
7
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0
..
4
5
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0
..
4
4
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
4
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
4
2
0
0
%

HARTFORD HLS SERIES FUND II, INC.
Hartford Growth Opportunities HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
1
0
0

m
i
l
l
i
o
n
0
..
7
0
0
0
%
N
e
x
t

$
4
..
9

b
i
l
l
i
o
n
0
..
6
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
5
9
7
5
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
5
9
5
0
%

Hartford Small Cap Growth HLS Fund2

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
1
0
0

m
i
l
l
i
o
n
0
..
7
0
0
0
%
N
e
x
t

$
4
..
9

b
i
l
l
i
o
n
0
..
6
0
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
5
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
5
7
0
0
%

Hartford Small/Mid Cap Equity HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0
..
8
0
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
7
5
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n
0
..
7
0
0
0
%
N
e
x
t

$
2

b
i
l
l
i
o
n
0
..
6
9
0
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
6
8
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
6
7
0
0
%

Hartford U.S. Government HLS Fund1

A
v
e
r
a
g
e

D
a
i
l
y

N
e
t

A
s
s
e
t
s

A
n
n
u
a
l

R
a
t
e
F
i
r
s
t

$
5
0
0

m
i
l
l
i
o
n
0
..
4
5
0
0
%
N
e
x
t

$
5
0
0

m
i
l
l
i
o
n
0
..
4
4
5
0
%
N
e
x
t

$
1
..
5

b
i
l
l
i
o
n
0
..
4
4
0
0
%
N
e
x
t

$
2
..
5

b
i
l
l
i
o
n
0
..
4
3
5
0
%
N
e
x
t

$
5

b
i
l
l
i
o
n
0
..
4
3
0
0
%
A
m
o
u
n
t

O
v
e
r

$
1
0

b
i
l
l
i
o
n
0
..
4
2
0
0
%

  Effective as of March 14, 2016. Approved by shareholders at a shareholder meeting on March 14, 2016
2 Effective as of April 19, 2016. Approved by shareholders at a shareholder meeting on April 19, 2016

Last updated: April 19, 2016



Effective as of March 14, 2016.
Approved by shareholders at a shareholder meeting on March 14, 2016 Effective as of April 19, 2016.
Approved by shareholders at a shareholder meeting on April 19, 2016






Error! Unknown document property name.
203278144_2 LAW
2
Information Classification: Limited Access


203278144_2 LAW
Information Classification: Limited Access


203278144_2 LAW
21833357.2.BUSINESS
203278144_2 LAW
Information Classification: Limited Access

203278144_2 LAW
Information Classification: Limited Access